UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2014

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 17, 2014, the Board of Directors of the Federal Home Loan Bank of Indianapolis (“Bank”) approved the promotion of Robert E. Gruwell to Executive Vice President - Finance, effective July 28, 2014. Mr. Gruwell continues to serve as the Bank’s Principal Financial Officer under the rules of the Securities and Exchange Commission (“SEC”). Mr. Gruwell has served as Senior Vice President - Chief Financial Officer of the Bank since July 29, 2013. Mr. Gruwell joined the Bank in April 2008 as First Vice President - Chief Investment Officer, and later was named Chief Capital Markets Officer. Prior to joining the Bank, he was a Senior Vice President at Commercial Federal Bank & Corporation in Omaha, Nebraska. Mr. Gruwell also held various upper level management positions during his 17 years of service with Citibank in Chicago, Illinois. Mr. Gruwell graduated from the University of Illinois at Urbana-Champaign with a Bachelor of Science degree in Accountancy.
Mr. Gruwell will provide strategic advice and support to the President - Chief Executive Officer and senior management of the Bank for the execution of key Bank initiatives and objectives. He will continue to oversee the treasury functions of the Bank, including its debt issuance, derivatives and hedging, investment portfolio management, balance sheet risk management, forecasting and balance sheet analytics. In addition, Mr. Gruwell will oversee the Bank’s Credit Services Division, through which the Bank provides Advances and other credit products to its member institutions, as well as its Marketing Division, and the Chief Credit and Marketing Officer will begin reporting to Mr. Gruwell.
The Bank has begun a search for a Chief Financial Officer. That individual will also report to Mr. Gruwell.
Neither Mr. Gruwell nor any member of his immediate family has or has had any material interest in any transaction or proposed transaction with the Bank. In connection with his appointment as Executive Vice President - Finance, Mr. Gruwell’s annual base salary will be increased from $319,332 to $400,010, prorated for the remainder of 2014. The Bank did not enter into any other new compensation plan, contract or arrangement with Mr. Gruwell in connection with his appointment as Executive Vice President - Finance. A description of other compensation and benefits provided or made available to the Bank’s Executive Officers, including Mr. Gruwell, may be found in Item 11 - Executive Compensation of the Bank’s Annual Report on Form 10-K filed with the SEC on March 14, 2014. All changes to Mr. Gruwell’s compensation that result from his appointment as Executive Vice President - Finance are subject to review and non-objection by the Bank’s primary regulator, the Federal Housing Finance Agency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2014

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - CEO

By:	/s/DANIEL A. LANE
Daniel A. Lane
First Vice President - General Counsel